Exhibit 99.3

MARBLE CAPITAL INCOME AND IMPACT FUND, LP

AND SUBSIDIARIES

CONSOLIDATED UNAUDITED FINANCIAL STATEMENTS

AS OF MARCH 31, 2025

MARBLE CAPITAL INCOME AND IMPACT FUND, LP AND SUBSIDIARIES

Consolidated Statement of Assets and Liabilities (Unaudited)

	March 31, 2025	December 31, 2024
ASSETS
Investments in private operating companies, at fair value (cost $129,669,942 and $109,568,391 at March 31, 2025 and December 31, 2024, respectively)	$134,031,258	$113,261,454

Investment in affiliated private investment company, at fair value (cost $45,155,054 and $40,407,720 at March 31, 2025 and December 31, 2024, respectively)	46,117,084	41,864,340
Cash and cash equivalents	3,033,008	5,233,740
Distributions receivable from investments in private operating companies	1,498,362	1,446,344
Distribution receivable from investment in affiliated private investment company	980,246	834,011
Dividends receivable	6,906	8,162
Other assets	571,444	612,979
Total Assets	$186,238,308	$163,261,030

LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES
Due to related parties	$232,174	$292,289
Capital contributions received in advance	-	2,758,227
Accrued expenses	78,829	108,957
Distributions payable	2,345,565	2,125,325
Other liabilities	5,050	-
Management fee payable	13,870	13,085
Total Liabilities	2,675,488	5,297,883

PARTNERS' CAPITAL
Non-controlling interest - preferred shares	125,000	-
Partners' capital	183,437,820	157,963,147
Total Partners' Capital	183,562,820	157,963,147

Total Liabilities and Partners' Capital	$186,238,308	$163,261,030

The accompanying footnotes are an integral part of the financial statements

MARBLE CAPITAL INCOME AND IMPACT FUND, LP AND SUBSIDIARIES

Consolidated Schedule of Investments (Unaudited)

	December 31, 2024		March 31, 2025
	Percentage		Percentage
	of Partners'	Fair	of Partners'	Fair
Investments in private operating companies, at fair value	Capital	Value	Capital	Value
United States
Real Estate, Common Member
Marble Palms at Cinco Ranch Investor, LLC (1,10)	10.73%	$16,952,027	9.38%	$17,198,121
Marble Vida Health Village Investor, LLC (2,11)	4.39	6,929,387	3.80	6,973,702
Marble Timbercreek Investor, LLC (3,12)	1.49	2,361,127	1.29	2,361,127
Marble Aspire Lenox Park Investor (4,13)	15.00	23,695,915	13.03	23,896,920
Marble Metropole Investor, LLC (5,14)	8.18	12,925,000	7.05	12,936,353
Marble Shadow Creek Investor, LLC (6,15)	13.38	21,134,897	12.08	22,155,570
Marble Trailside Investor, LLC (7,16)	9.84	15,539,525	8.47	15,539,525
Marble Travertine Investor, LLC (8,17)	-	-	10.49	19,246,364

Real Estate, Preferred Member
Marble Trailside Investor, LLC (4)	8.69	13,723,576	7.48	13,723,576

Total investments in private operating companies, at fair value (March 31, 2025 cost $129,669,942) (December 31, 2024 cost $109,568,391)	71.70%	$113,261,454	73.07%	$134,031,258

	Percentage		Percentage
	of Partners'	Fair	of Partners'	Fair
Investment in affiliated private investment company, at fair value	Capital	Value	Capital	Value
United States
Real Estate, Preferred Equity
Marble I&I Pref Opco, LP ( March 31, 2025 cost $45,155,054) (9)
(December 31, 2024 cost $40,407,720) (17)	26.50	41,864,340	25.14	46,117,084

Total investment in affiliated private investment company at fair value (March 31, 2025 cost $45,155,054) (December 31, 2024 cost $40,407,720)	26.50%	$41,864,340	25.14%	$46,117,084

The accompanying footnotes are an integral part of the financial statements

MARBLE CAPITAL INCOME AND IMPACT FUND, LP AND SUBSIDIARIES

Consolidated Schedule of Investments (Unaudited) (Continued)

As of March 31, 2025

(1)	Marble Capital Income and Impact Fund, LP and Subsidiaries have 100% ownership interest in Marble Palms at Cinco Ranch Investor, LLC. Marble Palms at Cinco Ranch Investor, LLC has a 89.9% ownership interest in Palms at Cinco Ranch JV, LLC, which in turn owns 100% of Palms at Cinco Ranch Owner, LLC. Palms at Cinco Ranch Owner, LLC owns and operates Palms at Cinco Ranch, a 200-unit multifamily development. As of March 31, 2025, the unfunded commitment for this investment was $887,206.
(2)	Marble Capital Income and Impact Fund, LP and Subsidiaries have 100% ownership interest in Marble Vida Health Village Investor, LLC. Marble Vida Health Village Investor, LLC has a 66% ownership interest in RPMI 2680 N Orange Ave Venture, LLC which in turn owns 30% in Health Village Apartments Venture, LLC. Health Village Apartments Venture, LLC owns and operates Vida Health Village, a 285-unit multifamily development.
(3)	Marble Capital Income and Impact Fund, LP and Subsidiaries have 100% ownership interest in Marble Timbercreek Investor, LLC. Marble Timbercreek Investor, LLC has 19.13% ownership interest in 614 S 1st Street Investor, LLC, which in turn owns and operates Timbercreek Apartments, a 198-unit multifamily development.
(4)	Marble Capital Income and Impact Fund, LP and Subsidiaries have 100% ownership interest in Marble Aspire Lenox Park Investor, LLC, which in turn owns 78.18% of 1050 Lenox Park Blvd Owner, LLC, which in turn owns and operates Aspire Lenox Park Apartments, a 407-unit multifamily development. As of March 31, 2025, the unfunded commitment for this investment was $1,903,081.
(5)	Marble Capital Income and Impact Fund, LP and Subsidiaries have 100% ownership interest in Marble Metropole Investor, LLC. Marble Metropole Investor, LLC has a 90% ownership interest in Post RPMO JC LLC, which in turn owns 99.50% in RPMI Metropole Holdings LLC. Post RPMI Metropole Holdings LLC has 100% ownership in Post RPMI Metropole LP. Post RPMI Metropole LP owns and operates Metropole Apartments, a 289-unit multifamily development. As of March 31, 2025, the unfunded commitment for this investment was $1,327,962.
(6)	Marble Capital Income and Impact Fund, LP and Subsidiaries have 100% ownership interest in Marble Shadow Creek Investor, LLC, which in turn owns 79.99% in KV Shadow Creek Holdings, LLC, which in turn owns and operates Shadow Creek Apartments, a 347-unit multifamily development. As of March 31, 2025, the unfunded commitment for this investment was $1,987,803.
(7)	Marble Capital Income and Impact Fund, LP and Subsidiaries have 100% ownership interest in Marble Trailside Investor, LLC. Marble Trailside Investor, LLC has a 85% ownership interest in Trailside JV, LLC, which in turn owns 100% of Trailside Townhomes, LLC. Trailside Townhomes owns and operates a 149-unit multifamily development.
(8)	Marble Capital Income and Impact Fund, LP and Subsidiaries have 100% ownership interest in Marble Travertine Investor, LLC. Marble Travertine Investor, LLC hhas a 75.36% ownership interest in RPMI 6032 Travertine Ln JV SLP, LLC, which in turn owns 100% RPMI 6032 Travertine Ln Holdings LLC. RPMI 6032 Travertine Ln Holdings LLC owns and operates The Hadley, a 374-unit multifamily development. As of March 31, 2025, the unfunded commitment for this investment was $753,636.
(9)	Marble Capital Income and Impact Fund, L.P. and Subsidiaries have a 84.87% ownership interest in MC I&I Pref Opco, LP, an affiliated entity with the primary purpose to invest in preferred interests of privately held companies engaged in the acquisition and/or development and operation of various real estate projects. As of March 31, 2025, the Fund's uncalled capital commitment is $0. Redemptions are not permitted. Proceeds will be distributed as they become available, the timing of which is currently unknown. The fund does not have a fixed term.

As of December 31, 2024

(10)	Marble Capital Income and Impact Fund, LP and Subsidiaries have 100% ownership interest in Marble Palms at Cinco Ranch Investor, LLC. Marble Palms at Cinco Ranch Investor, LLC has a 89.9% ownership interest in Palms at Cinco Ranch JV, LLC, which in turn owns 100% of Palms at Cinco Ranch Owner, LLC. Palms at Cinco Ranch Owner, LLC owns and operates Palms at Cinco Ranch, a 200-unit multifamily development. As of December 31, 2024, the unfunded commitment for this investment was $887,206.
(11)	Marble Capital Income and Impact Fund, LP and Subsidiaries have 100% ownership interest in Marble Vida Health Village Investor, LLC. Marble Vida Health Village Investor, LLC has a 66% ownership interest in RPMI 2680 N Orange Ave Venture, LLC which in turn owns 30% in Health Village Apartments Venture, LLC. Health Village Apartments Venture, LLC owns and operates Vida Health Village, a 285-unit multifamily development.
(12)	Marble Capital Income and Impact Fund, LP and Subsidiaries have 100% ownership interest in Marble Timbercreek Investor, LLC. Marble Timbercreek Investor, LLC has 19.13% ownership interest in 614 S 1st Street Investor, LLC, which in turn owns and operates Timbercreek Apartments, a 198-unit multifamily development.
(13)	Marble Capital Income and Impact Fund, LP and Subsidiaries have 100% ownership interest in Marble Aspire Lenox Park Investor, LLC, which in turn owns 78.18% of 1050 Lenox Park Blvd Owner, LLC, which in turn owns and operates Aspire Lenox Park Apartments, a 407-unit multifamily development. As of December 31, 2024, the unfunded commitment for this investment was $2,104,085.
(14)	Marble Capital Income and Impact Fund, LP and Subsidiaries have 100% ownership interest in Marble Metropole Investor, LLC. Marble Metropole Investor, LLC has a 90% ownership interest in Post RPMO JC LLC, which in turn owns 99.50% in RPMI Metropole Holdings LLC. Post RPMI Metropole Holdings LLC has 100% ownership in Post RPMI Metropole LP. Post RPMI Metropole LP owns and operates Metropole Apartments, a 289-unit multifamily development. As of December 31, 2024, the unfunded commitment for this investment was $1,339,315.
(15)	Marble Capital Income and Impact Fund, LP and Subsidiaries have 100% ownership interest in Marble Shadow Creek Investor, LLC, which in turn owns 79.99% in KV Shadow Creek Holdings, LLC, which in turn owns and operates Shadow Creek Apartments, a 347-unit multifamily development. As of December 31, 2024, the unfunded commitment for this investment was $2,630,633.
(16)	Marble Capital Income and Impact Fund, LP and Subsidiaries have 100% ownership interest in Marble Trailside Investor, LLC. Marble Trailside Investor, LLC has a 85% ownership interest in Trailside JV, LLC, which in turn owns 100% of Trailside Townhomes, LLC. Trailside Townhomes owns and operates a 149-unit multifamily development.
(17)	Marble Capital Income and Impact Fund, L.P. and Subsidiaries have a 84.87% ownership interest in MC I&I Pref Opco, LP, an affiliated entity with the primary purpose to invest in preferred interests of privately held companies engaged in the acquisition and/or development and operation of various real estate projects. As of December 31, 2024, the Fund's uncalled capital commitment is $0. Redemptions are not permitted. Proceeds will be distributed as they become available, the timing of which is currently unknown. The fund does not have a fixed term.

The accompanying footnotes are an integral part of the financial statements

MARBLE CAPITAL INCOME AND IMPACT FUND, LP AND SUBSIDIARIES

Consolidated Schedule of Investments (Unaudited) (Continued)

The following table represents security positions that are indirectly held by the Fund through MC I&I Pref Opco, LP. The cost and value represent the Fund's proportionate share of investments held by MC I&I Pref Opco, LP.

As of March 31, 2025

	Fund's	Percentage
	Proportionate	of Partners'
Investment in MC I&I Pref Opco, LP, at fair value	Share	Capital
United States
Real Estate, Preferred Member
Marble Legacy Park Investor, LLC	$13,272,734	7.2%
Marble Patten East Investor, LLC	5,467,404	3.0
Marble Rainbow Mezz Lender, LLC	20,435,821	11.1
Marble Discovery Park Investor, LLC	6,851,211	3.7
Marble Water Tower Investor, LLC	$5,278,622	2.9%

As of December 31, 2024

	Fund's	Percentage
	Proportionate	of Partners'
Investment in MC I&I Pref Opco, LP, at fair value	Share	Capital
United States
Real Estate, Preferred Member
Marble Legacy Park Investor, LLC	$11,882,131	7.5%
Marble Patten East Investor, LLC	5,754,242	3.6
Marble Rainbow Mezz Lender, LLC	18,007,486	11.4
Marble Discovery Park Investor, LLC	$6,136,170	3.9%

The accompanying footnotes are an integral part of the financial statements

MARBLE CAPITAL INCOME AND IMPACT FUND, LP AND SUBSIDIARIES

Consolidated Statement of Operations (Unaudited)

For the three months ended March 31, 2025 and 2024

	March 31, 2025	March 31, 2024
Investment income allocated from affiliated private investment company
Interest	$541,392	$282,457
Distributions from private operating companies	491,561	351,879
Total investment income allocated from affliated private investment company	1,032,953	634,336

Investment income
Dividend income	14,340	-
Distributions from private operating company	1,498,362	637,822
Total investment income	1,512,702	637,822

Expenses allocated from affiliated private investment company
Professional Fees	45,983	30,936
Organizational expenses	6,556	7,137
Other expenses	240	1,495
Total expenses allocated from affiliated private investment company	52,779	39,568

Expenses
Professional fees	172,950	92,688
Organizational expenses	43,784	44,662
Other expenses	11,973	14,511
Management fee	148,344	45,179
Dividend expense	3,508	-
Charitable contributions	1,543	-
Total expenses	382,102	197,040

Net investment income (loss)	$2,110,774	$1,035,550

Realized and unrealized gain (loss) on investment
Net change in unrealized appreciation (depreciation) allocated from investments in affiliated private investment company	$(494,517)	$-
Net change in unrealized appreciation (depreciation) on investments in private operating company	668,252	-
Net gain (loss) on investments	173,735	-

Net increase (decrease) in partners' capital from operations	2,284,509	1,035,550

Increase in net assets resulting from operations attributable to non-controlling interest	3,508	-

Net increase (decrease) in partners' capital from operations attributable to partners	$2,288,017	$1,035,550

The accompanying footnotes are an integral part of the financial statements

MARBLE CAPITAL INCOME AND IMPACT FUND, LP AND SUBSIDIARIES

Consolidated Statement of Changes in Partners' Capital (Unaudited)

For the three months ended March 31, 2025

	General	Limited	Non-controlling
	Partner	Partner	Interest	Total
Partners' capital, beginning of period	$341,129	$157,622,018	$-	$157,963,147

Capital contributions	-	25,533,227	125,000	25,658,227

Capital distributions	(4,640)	(2,338,423)	(3,508)	(2,346,571)

Net increase (decrease) in partners' capital from operations
Net investment income (loss)	4,608	2,106,166	3,508	2,114,282
Net gain (loss) on investments	284	173,451	-	173,735

Net increase (decrease) in partners' capital from operations	4,892	2,279,617	3,508	2,288,017

Partners' capital, end of period	$341,381	$183,096,439	$125,000	$183,562,820

The accompanying footnotes are an integral part of the financial statements

MARBLE CAPITAL INCOME AND IMPACT FUND, LP AND SUBSIDIARIES

Consolidated Statement of Changes in Partners' Capital (Unaudited) (Continued)

For the three months ended March 31, 2024

	General	Limited
	Partner	Partner	Total
Partners' capital, beginning of period	$22,787,151	$40,929,072	$63,716,223

Capital contributions	-	61,984,314	61,984,314

Capital distributions	-	(1,215,726)	(1,215,726)

Net increase (decrease) in partners' capital from operations
Net investment income (loss)	-	1,035,550	1,035,550
Net gain (loss) on investments	-	-	-
Carried interest allocation to General Partner	-	-	-

Net increase (decrease) in partners' capital from operations	-	1,035,550	1,035,550

Partners' capital, end of period	$22,787,151	$102,733,210	$125,520,361

The accompanying footnotes are an integral part of the financial statements

MARBLE CAPITAL INCOME AND IMPACT FUND, LP AND SUBSIDIARIES

Consolidated Statement of Cash Flows (Unaudited)

For the three months ended March 31, 2025 and 2024

	March 31, 2025	March 31, 2024
Cash flows from operating activities
Net increase in partners' capital resulting from operations	$2,284,509	$1,035,550
Increase in net assets resulting from operations attributable to non-controlling interest	3,508	-
Adjustments to reconcile net increase (decrease) in partners' capital from operations to net cash provided by (used in) operating activities:
Interest income allocated from investment in affiliated private investment company	(541,392)	(282,457)
Distributions from private operating company, allocated from affiliated private investment company	(491,561)	(351,879)
Expenses allocated from investment in affiliated private investment company	52,779	39,568
Net change in unrealized appreciation (depreciation) allocated from investments in affiliated private investment company	494,517	-
Net change in unrealized appreciation (depreciation) on investments in private operating companies	(668,252)	-
Purchases of investment in affiliated private investment company	(4,747,334)	-
Proceeds from investment in affiliated private investment company	980,246	623,082
Purchases of investments in private operating companies	(20,101,551)	(41,718,395)
Changes in assets and liabilities:
Distributions receivable from investments in private operating companies	(52,018)	(90,546)
Distribution receivable from investment in affiliated private investment company	(146,235)	212,907
Other assets	41,535	23,644
Dividends receivable	1,256	-
Due from related party	-	20,591
Prepaid management fee	-	13,497
Due to related party	(60,115)	(17,656,324)
Accrued expenses	(30,128)	(18,730)
Management fee payable	785	19,210
Other liabilities	5,050	-
Net cash used in operating activities	(22,974,401)	(58,130,282)

Cash flows from financing activities
Capital contributions, net of contributions received in advance	22,900,000	61,984,314
Capital distributions, net of distributions payable	(2,126,331)	(1,335,827)
Net cash provided by financing activities	20,773,669	60,648,487

Net change in cash and cash equivalents	$(2,200,732)	$2,518,205

Cash and cash equivalents, beginning of period	5,233,740	74,556

Cash and cash equivalents, end of period	$3,033,008	$2,592,761

The accompanying footnotes are an integral part of the financial statements

MARBLE CAPITAL INCOME AND IMPACT FUND, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the three months ended March 31, 2025

1.             Nature of operations

Marble Capital Income and Impact Fund, LP (“Marble Capital Income and Impact”), a Delaware limited partnership, and its wholly owned subsidiaries MC Income and Impact REIT, LLC (“REIT”), a Delaware limited liability company, and MC I&I Common Opco, LP (Common Opco), a Delaware limited partnership, together (the “Fund”), commenced operations on July 26, 2023. The primary purpose of the Fund is to invest in privately held entities engaged in the acquisition and/or development and operation of real estate projects.

The Fund is managed by Marble Capital Income and Impact Fund GP, LLC (the “General Partner”), which serves as the general partner. The Partnership has perpetual existence but shall be dissolved and the affairs of the Fund wound up upon the occurrence of a disabling event with respect to the General Partner, a vote by limited partners representing at least 66.67% of the Fund’s interests to dissolve the Fund, or the election of the General Partner to terminate and dissolve the Fund provided written notice of such election to the limited partners with no majority of limited partners objecting to such dissolution.

2.             Summary of significant accounting policies

Basis of Presentation

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in FASB Topic 946 of the Codification, entitled Financial Services – Investment Companies.

In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of the financial statements for the interim periods included herein. The results of operations for the three months ended March 31, 2025 and March 31, 2024 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto for the year ended December 31, 2024.

Consolidation

The accompanying consolidated financial statements reflect consolidated accounts of Marble Capital Income and Impact and its wholly owned subsidiaries REIT and Common Opco, formed for the sole purpose of facilitating the Fund's investments. All intercompany balances were eliminated in the accompanying consolidated financial statements.

Cash

Cash represents cash deposits held at financial institutions. Cash is held at major financial institutions and is subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation (“FDIC”) or

Securities Investor Protection Corporation (“SIPC”) limitations. As of March 31, 2025 and December 31, 2024, the Fund had cash equivalents of $1,819,244, and $2,363,647, respectively, in money market funds, which are stated at net asset value, and are classified as Level 1 in the fair value hierarchy.

In the normal course of business, substantially all of the Fund’s cash balances and transactions are transacted with Bank of America. The Fund is subject to credit risk to the extent any institution with whom it conducts business is unable to fulfill contractual obligations on its behalf. The Fund’s management monitors the financial condition of such institutions and does not anticipate losses from these counterparties.

MARBLE CAPITAL INCOME AND IMPACT FUND, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the three months ended March 31, 2025

2.             Summary of significant accounting policies (continued)

Fair Value - Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly. These inputs may include: (a) quoted prices for similar assets in active markets; (b) quoted prices for identical or similar assets in markets that are not active; (c) inputs other than quoted prices that are observable for the asset; or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

Level 3 - Inputs that are unobservable and significant to the entire fair value measurement.

Private investment companies measured using net asset value as the practical expedient are not categorized within the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is generally categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Fair Value – Valuation Techniques and Inputs

Investments in Private Operating Companies

The Fund establishes valuation processes and procedures to ensure that the valuation methodologies for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and verifiable.

The General Partner oversees the entire valuation process of the Fund’s Level 3 investments and is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The valuations of the Fund’s Level 3 investments are evaluated quarterly if information or events leads the General Partner to adjust the valuation on an interim basis. Valuations determined by the General Partner are required to be supported by market data, internal cash flow models, or other methods the General Partner deems to be appropriate.

MARBLE CAPITAL INCOME AND IMPACT FUND, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the three months ended March 31, 2025

2.             Summary of significant accounting policies (continued)

Fair Value – Valuation Techniques and Inputs (continued)

These assessments typically incorporate an income approach reflecting a discounted cash flow analysis. The net cash flow is forecast over the expected remaining economic life and discounted to present value using a discount rate. Inputs relied upon by the income approach include annual projected cash flows for each investment through their respective investment horizons. These cash flow assumptions may be probability-weighted to reflect the risks associated with achieving expected levels across various scenarios. Investments in private operating companies are included in Level 3 of the fair value hierarchy.

Investment in Affiliated Private Investment Company

The Fund values its investment in MC I&I Pref Opco, LP utilizing the net asset value provided by the underlying private investment fund as a practical expedient. If it is probable the Fund will sell the investment at an amount different from the net asset valuation, the committee considers other factors in addition to the net asset valuation in its determination of fair value. As of March 31, 2025 and December 31, 2024, the Fund valued its investment in MC I&I Pref Opco, LP entirely based on the net asset valuation provided by the underlying investment company as a practical expedient.

MC I&I Pref Opco, LP shares a valuation policy with the Fund and values its investments consistent with what is described in this Note 2.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Interest is recognized on the accrual basis and the collectability of interest receivable is evaluated when making accruals. Distributions that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Income Taxes

The Fund does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Fund’s income or loss on their income tax returns. The Fund files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states. Generally, the Fund is subject to income tax examinations by major taxing authorities during the three-year period prior to the period covered by these consolidated financial statements.

MC Income and Impact REIT, LLC, a consolidated subsidiary of the Fund, has elected to be treated as a REIT under Sections 856 through 860 of the Code beginning with the tax year ended December 31, 2025. In general, a company which elects REIT status, distributes at least 90% of its REIT taxable income to its shareholders in any taxable year, and complies with certain other requirements. It is not subject to federal income taxation to the extent of the income which it distributes. If it fails to qualify as a REIT in any taxable year, it will be subject to federal income tax at regular corporate rates on its taxable income. Even if it qualifies for taxation as a REIT, it may be subject to certain state and local taxes on its income and property and to federal income and excise taxes on its undistributed income. In order to maintain its qualifications as a REIT, MC Income and Impact REIT, LLC intends to make regular dividend payments to its shareholders that will represent at least 90% of its taxable income, which may not necessarily equal net investment income as determined in accordance with GAAP, determined without regard to the deductions for dividends paid and excluding any net capital gains. For the three months ended March 31, 2025 and March 31, 2024, MC Income and Impact REIT, LLC has complied with all REIT requirements, as amended, and promulgated regulations thereunder.

MARBLE CAPITAL INCOME AND IMPACT FUND, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the three months ended March 31, 2025

2.             Summary of significant accounting policies (continued)

Income Taxes (continued)

The Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Tax positions not deemed to meet a “more-likely-than-not” threshold would be recorded as a tax expense in the current period. Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of March 31, 2025 and March 31, 2024, and expects no changes to that conclusion within the next twelve months.

Use of Estimates

Preparing consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions in determining the reported amounts of assets and liabilities, including the fair value of investments, and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Organization Costs

The Fund shall pay or reimburse the General Partner or its affiliates organizational expenses of the Fund. Organization costs in excess of the greater of (i) $2,000,000 or (ii) .75% of the Total Commitments shall be offset against management fees or be borne by the General Partner. Organization costs are expensed as incurred, and the amount incurred by the Fund is reflected on the Consolidated Statement of Operations. There were no excess organization costs incurred during the three months ended March 31, 2025 and 2024.

3.             Fair value measurements

The following tables presents the classification of the Fund’s fair value measurements for the respective periods as shown below:

March 31, 2025	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Investments in private operating companies
Real Estate, Common Member	$-	$-	$120,307,682	$120,307,682
Real Estate, Preferred Member	-	-	13,723,576	13,723,576

Total Investments, at fair value	$-	$-	$134,031,258	$134,031,258

December 31, 2024	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Investments

Investments in private operating companies
Real Estate, Common Member	$-	$-	$83,202,941	$83,202,941
Real Estate, Preferred Member	-	-	13,723,576	13,723,576

Total Investments, at fair value	$-	$-	$96,926,517	$96,926,517

The Fund’s investment in MC I&I Pref Opco, LP is valued as permitted by the practical expedient and therefore, does not need to be categorized within the fair value hierarchy.

MARBLE CAPITAL INCOME AND IMPACT FUND, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the three months ended March 31, 2025

3.             Fair value measurements (continued)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2025 and December 31, 2024 respectively:

	Fair Value at March 31, 2025	Valuation Technique	Unobservable Inputs	Range of Inputs
Assets
Investments in private operating companies
Real Estate, Common Member	$47,934,885	Discounted cash flow model	Discount rate Months to exit	11% 40 - 58
Real Estate, Preferred Member	$13,723,576	Discounted cash flow model	Discount rate Months to exit	12% 45
Real Estate, Common Member	$72,372,797	Recent Transaction	N/A	N/A

	Fair Value at December 31, 2024	Valuation Technique	Unobservable Inputs	Range of Inputs
Assets
Investments in private operating companies
Real Estate, Common Member	$47,377,438	Discounted cash flow model	Discount rate Months to exit	11% 40 - 58
Real Estate, Preferred Member	$13,723,576	Discounted cash flow model	Discount rate Months to exit	12% 45
Real Estate, Common Member	$52,160,440	Recent Transaction	N/A	N/A

During the three months ended March 31, 2025 and 2024, there were no transfers in or out of level 3 and the Fund purchased $20,101,551 and $41,718,395, respectively, of level 3 assets.

4.             Committed capital

As of March 31, 2025 and December 31, 2024, the Fund has total capital commitments from its partners with respect to their partnership interests in the aggregate of $179,331,000, and $179,331,000, respectively. The General Partner may make capital calls up to the amount of unfunded capital commitments to enable the Fund to make investments, pay fees and expenses, or to provide reserves. No partner is required to fund an amount in excess of their unfunded capital commitments. As of March 31, 2025 and December 31, 2024, the Fund’s uncalled capital commitments amounted to $0, and $25,533,227, respectively, and the ratio of total contributed capital to total committed capital is 100.00%, and 85.76%, respectively.

MARBLE CAPITAL INCOME AND IMPACT FUND, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the three months ended March 31, 2025

5.             Related party transactions

The Fund considers the General Partner, their principal owners, members of management, members of their immediate families, and entities under common control to be related parties to the Fund. Amounts due from and due to related parties are generally settled in the normal course of business without formal payment terms.

The Fund pays the General Partner a management fee, initially calculated at a rate of 1.25% per annum, based on the limited partners’ Net Asset Value, payable quarterly in advance. Management fees for the three months ended March 31, 2025 and 2024, are recorded in the Consolidated Statement of Operations.

Due to related party on the Consolidated Statement of Assets and Liabilities represents amounts owed to Marble Capital LP, an affiliate of the Fund, for expense reimbursements.

6.             Partners’ capital

Allocation of Partners’ Net Profits and Losses

At the end of each fiscal year of the Fund, the net profits and losses are allocated to the capital accounts of the partners as follows:

(a)	Net profits and losses are generally allocated to the limited partners in proportion to their capital contributions.

(b)	Net profits related to the Fund’s investments, are allocated on the same basis as the partners’ distributions (as described below).

Net profits and net losses included in (a) and (b) above include both realized and unrealized profits and losses.

Partners’ Distributions

The General Partner expects to cause the Fund to make distributions of distributable cash on a quarterly basis; however, the amount, timing and frequency of any distributions will be in the sole discretion of the General Partner. All distributions of distributable cash shall be distributed to the limited partners in amounts proportionate to the aggregate Fund Net Asset Value attributable to the partnership units held by the respective limited partners on the record date for such distribution.

The proceeds attributable to the Fund’s investments (which shall include all proceeds attributable to the disposition of such investments, net of expenses, as well as any dividends or interest income earned on such investments) are distributed to the partners in amounts proportionate to the aggregate partnership net asset value attributable to the partnership units held. The amount shall be distributed as follows:

(a)	first, if the total return for the applicable period exceeds the sum of (1) the amount that results in a six percent (6.0%) annualized internal rate of return on the partnership net asset value of the partnership units excluding any partnership units held by the General Partner, “Hurdle Amount” and (2) the loss carryforward amount (if any) (any such excess, “Excess Profits”), one hundred percent (100%) of such annual Excess Profits until the total amount allocated to the General Partner equals fifteen percent (15%) of the sum of (x) the Hurdle Amount for that period and (y) any amount allocated to the General Partner (which is commonly referred to as the “catch-up”); and

(b)	second, to the extent there are remaining excess profits, fifteen percent (15%) of such remaining excess profits shall be entitled to the General Partner and eighty-five percent (85%) to the limited partners.

MARBLE CAPITAL INCOME AND IMPACT FUND, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the three months ended March 31, 2025

6.             Partners’ capital (continued)

Carried Interest Allocation

The capital accounts reflect the carried interest to the General Partner as if the Fund had realized all assets and settled all liabilities at the fair value reported in the consolidated financial statements, and allocated all gains and losses and distributed the net assets to the partners at the reporting date consistent with the provisions of the Fund’s governing documents. During the three months ended March 31, 2025 and 2024, the amounts of the carried interest that were allocated to the General Partner are shown on the Consolidated Statement of Changes in Partners’ capital, if any.

The General Partner, in its sole discretion, may waive or reduce the applicable carried interest with respect to any limited partners in proportion to their respective capital account balances.

Redemptions

Each limited partner shall have the right to request that the Fund redeem any partnership units held by such limited partner that have been outstanding for at least twelve (12) months (the “Lock-Out Period”) by providing the General Partner with a written request in a form acceptable to the General Partner at least one hundred and twenty (120) calendar days prior to the desired redemption date, limited to a semi-annual basis effective June 30th and December 31st of each calendar year. The Lock-Out Period shall not apply to (A) the General Partner, (B) The Special Limited Partner, and (3) participants of the Fund’s distribution reinvestment program (“DRP”). Unless waived by the General Partner in its sole discretion, the redemption request must be for partnership units with an aggregate partnership net asset value of at least $125,000. In no event will the General Partner, the Fund, or their respective affiliates be obligated to sell or finance, or cause to be sold or financed, or otherwise transfer, any assets (including assets owned directly or indirectly by the Fund), contribute additional capital or assets to the Fund, or take any other action (including incurring indebtedness) in order to redeem any partnership units. Redemption units will be redeemed on a pro rata basis based upon the relative number of redemption units submitted by each limited partner.

The redemption price of each redemption unit redeemed by a limited partner shall be equal to:

(i)	with respect to the redemption units that may have been outstanding for at least twelve (12) months but fewer than twenty-four (24) months, ninety-five percent (95%) of the Fund’s Net Asset Value per partnership unit as of the last day of the quarter immediately preceding the redemption date;

(ii)	with respect to redemption units that may have been outstanding for at least twenty-four (24) months but fewer than thirty-six (36) months (as of the applicable redemption date), ninety-seven and one-half percent (97.5%) of the Fund’s Net Asset Value per partnership unit as of the last day of the quarter immediately preceding the redemption date; and

(iii)	with respect to redemption units that may have been outstanding for at least thirty-six (36) months (as of the applicable redemption date), the Fund’s Net Asset Value per partnership unit as of the last day of the quarter immediately preceding the redemption date. Notwithstanding the foregoing, the redemption price of each redemption unit issued pursuant to the DRP, and each redemption unit issued to the General Partner or the Special Limited Partner shall be equal to one hundred percent (100%) of the Fund’s Net Asset Value per partnership unit as of the last day of the quarter immediately preceding the redemption date.

The aggregate Fund’s Net Asset Value of total redemptions of partnership units as of each redemption date will be limited to no more than ten percent (10.0%) of the average aggregate Fund’s Net Asset Value over the preceding six-month period.

MARBLE CAPITAL INCOME AND IMPACT FUND, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the three months ended March 31, 2025

7.             Non-controlling Interest

In order to qualify as a REIT, MC Income and Impact REIT, LLC admitted 125 preferred shareholders on January 7, 2025, raising $125,000. The preferred shareholders are entitled to an annual cumulative preferred dividend of 12% and a liquidation preference of amounts originally contributed. The preferred shareholders are reflected in the accompanying consolidated financial statements as a non-controlling interest and have been allocated net increase resulting from operations of $3,508 for the three months ended March 31, 2025.

8.             Unfunded investment commitments

As of March 31, 2025 and December 31, 2024, the Fund had committed $45,155,054 and $40,407,719, respectively, to MC I&I Pref Opco, LP of which $0 and $0, respectively, remain unfunded. The Fund also has committed $136,529,630 and $116,529,630, respectively, to investments in private operating companies of which $6,859,688 and $6,961,239 remain unfunded at March 31, 2025 and December 31, 2024. As of March 31, 2025 and December 31, 2024, there were no recallable distributions.

9.             Indemnifications

The Fund has provided general indemnification to the General Partner, any affiliate of the General Partner and any person acting on behalf of the General Partner or such affiliate when they act, in good faith, in the best interest of the Fund. The Fund is unable to develop an estimate of the maximum potential amount of future payments that could potentially result from any hypothetical future claim, but expects the risk of having to make any payments under these general business indemnifications to be remote.

MARBLE CAPITAL INCOME AND IMPACT FUND, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the three months ended March 31, 2025

10.          Financial highlights

Financial highlights for the three months ended March 31, 2025 and 2024, are as follows:

Internal Rate of Return

	March 31, 2025	March 31, 2024
Internal rate of return, since inception
Through March 31, 2025 and 2024	6.67%	(0.79)%
Through December 31, 2024 and 2023	7.08%	6.70%

Ratios to Average Partners' Capital

Total Expenses to General Partner	1.03%	1.01%

Net investment income ratio	5.03%	4.44%

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partner’s return and ratios may vary based on different management fees and carried interest arrangements and the timing of capital transactions. The ratios include allocated income & expenses from the affiliated private investment companies.

MARBLE CAPITAL INCOME AND IMPACT FUND, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the three months ended March 31, 2025

10.           Financial highlights (continued)

The Internal Rate of Return (“IRR”) of the limited partners since inception of the Fund is net of carried interest allocation to the General Partner, if any, and was computed based on the actual dates of capital contributions and distributions, and the ending aggregate limited partners’ capital at the end of the period.

The net investment income (loss) ratio does not reflect the effects of net realized and unrealized gain (loss) on investments or carried interest allocation to or from the General Partner, if any.

11.           Market risk and other risk factors

The General Partner of the Fund seeks investment opportunities in multi-family development projects and investments in securities that offer the possibility of attaining capital appreciation obtained primarily through preferred and common equity investments. Certain events particular to the industry in which the Fund invests, as well as general economic and political conditions, may have a significant negative impact on the underlying investees' operations and profitability. In addition, the Fund is subject to changing regulatory and tax environments. Such events are beyond the Fund’s control, and the likelihood that they may occur cannot be predicted. Furthermore, most of the Fund’s underlying investments are made in private operating companies whose shares do not trade on established exchanges. While it is expected that these private operating companies may pursue initial public offerings, trade sales, or other liquidation events, there are generally no public markets for these investments at the current time. The Fund’s ability to liquidate its underlying investments in private operating companies and publicly traded investments and realized value is subject to significant limitations and uncertainties.

In the normal course of business, the Fund maintains its cash balances in financial institutions, which at times may exceed federally insured limits. The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

The value of the Fund's investments will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities and investments owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the Fund's investments. Natural disasters, public health emergencies, terrorism, conflicts, and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

12.           Subsequent events

The General Partner has evaluated subsequent events through June 27, 2025, the date these consolidated interim financial statements were available to be issued, and has determined that no subsequent events warrant adjustment to or disclosure in these consolidated interim financial statements.